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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2012 to September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Annual Report

  2  0  1  3

To our Shareholders:

On September 30, 2013, the net asset value (NAV) per share of the Fund was $24.90. During the twelve month period ended September 30, 2013, total return at NAV of the Fund was 40.18%, with distributions reinvested. During the most recent six month period ended September 30, 2013, total return at NAV of the Fund was 23.77%, with distributions reinvested. The total investment return at market with distributions reinvested was 41.12% during the twelve month period ended September 30, 2013 and 24.57% during the six month period ended September 30, 2013. The NASDAQ Biotech Index (NBI) return exceeded both the Fund's market and NAV returns for both periods. However, the Fund's NAV and market performance were greater than the broad S&P 500 Index in both periods. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/13	Year Ended 9/30/13
Investment Return at Market	24.57%	41.12%
Net Asset Value	23.77%	40.18%
NASDAQ Biotech Index	31.32%	47.77%
S&P 500 Index	8.31%	31.32%

Portfolio Highlights

Things have not changed substantively from what we communicated in our most recent semiannual letter. For both the six and twelve month periods ending September 30, 2013, the broad S&P 500 market has performed well. In the same periods, both the NBI and your Fund have performed even more impressively. In the semiannual letter, we noted that the NBI had approximately tripled in value since early 2009 and doubled since mid 2011. We also noted that this performance trend had brought the biotechnology sector to all time highs. We further note that the NBI has advanced by an additional 31% in the six month period ending September 30, 2013, since our semiannual letter, bringing the Index's overall advance for the fiscal year to over 47%.

As we have detailed in previous shareholder letters, HQH invests broadly in healthcare companies. In particular the Fund invests a significant percentage of its assets in the biotechnology sector, as well as certain pre-public venture companies. However, the Fund also invests a not insignificant percentage of its assets in larger, more mature companies including traditional pharmaceutical companies, payers, hospitals and healthcare IT companies. In the twelve month period ending September 30, 2013, HQH benefitted from being overweight in Warner Chilcot plc as well as smaller NBI components, such as Neurocrine Biosciences, Inc. In addition the Fund benefitted from owning a numbers of companies (such as Puma Biotechnology, Inc., Keryx Biopharmaceuticals, Inc., and Covance, Inc.) that are not NBI index members. On the other hand, the Fund was disadvantaged by its cash position which averaged approximately 5% through the fiscal year. Ownership of several companies not members of the NBI Index (such as Merck & Co., Hologic, Inc., Teva Pharmaceutical Industries Ltd., A.P. Pharma, Inc., Allergan, Inc. and Edwards Life Sciences Corporation) also limited Fund performance, as did non- or under ownership of NBI components that outperformed the index (such as Alnylam Pharmaceuticals, Inc., Celldex Therapeutics, Inc., Aegerion Pharmaceuticals, Inc., Isis Pharmaceuticals, Inc., BioMarin Pharmaceutical Inc. and NPS Pharmaceuticals, Inc.) and overweight positions in companies that underperformed the NBI index (such as Amarin Corporation plc).

We also want to note that the pre-public venture assets in the Fund's portfolio are generally decreased as a percentage of net assets relative to prior years. This is due to the rapid increase in the value of the public securities in our portfolio rather than to a lack of commitment to the restricted assets. We remain very committed to growing the Fund's venture/restricted portfolio and see it as an important, differentiating feature of the Fund.

Investment Highlights

Given the recent advance in both the NBI and the Fund's NAV and market price, we are satisfied with the multi-year performance of the Fund. However, we think it is important to examine whether we can reasonably continue to expect additional solid performance after such an extended period of sector outperformance. The bottom line is that the last several years have represented one of the best performance periods the biotechnology sector has seen. And while we haven't ever and don't now anticipate the kind of dramatic sector performance we have seen since 2009, we do think there are a number of reasons to be generally optimistic about healthcare overall and biotechnology in particular. And while there can certainly be periods of underperformance, relative to many other sectors, I would not bet against healthcare in the intermediate and potentially the longer term. It is important to point out that healthcare in general, and particularly biotechnology, is fraught with binary event risk and with susceptibility to sentiment change. From those points of view one must always keep the downside risk in mind. However, from what we see at the moment, there are a number of encouraging factors that make us lean toward being optimistic. Those factors include 1) favorable demographics, 2) an impressive industry pipeline, 3) impressive sell side growth estimates, 4) an apparently more accommodative (but still vigilant) regulatory environment, 5) positive sentiment among both investors and acquirers and 6) not unreasonable growth adjusted valuations.

We have discussed population demographics in several prior shareholder letters. We note again that the U.S. and global populations are aging. In 2010, approximately 13% of the U.S. population was 65 years of age or older. Over time this group will increase in size relative to other age groups. It is estimated that by 2050, the population 65 years of age or older will comprise approximately 20% of the U.S. population. As is commonly known, healthcare spending increases significantly with age. In fact, in the U.S., approximately 37% of all healthcare related spending is attributable to individuals 65 years of age or older. This is the highest level of spending of any age group and suggests that demand for drugs and other healthcare related products will increase for the foreseeable future.

We reported in our semiannual letter that, in our view, the biotechnology industry has reached a new level of maturity. Just a decade ago, relatively few companies in the NBI had attained significant product revenue and only a small percentage were profitable. Now, of the 118 companies in the NBI, 95% have some revenue and 80% have revenue of more than $10M. This maturation has led to what appears to be a promising future for the biotechnology sector. By one sell-side bank estimate, the commercial potential for recently approved drugs, many biotechnology-related, is approximately $40B; moreover, the same analysis suggests that there is the potential for approximately an additional $40B in sales among products in Phase 3 clinical trials. This is very encouraging and is, to us, evidence of the maturation of the industry.

We consider many factors in analyzing a company or sector. However, sales and earnings growth are parameters we commonly consider most important in analyzing the potential of the healthcare sector. Our logic is simple and uncontroversial. All else being equal, sales growth generally leads to increased earnings and earnings drive stock price appreciation. Currently, long term sales growth estimates for the biotechnology sector are in the range of 13-15% while long term growth rates for most other sectors of the broad market are below 10%. In addition, earnings growth estimates for the biotechnology sector exceed 20% while for most other sectors of the market are more in the range of 5-15%. I note that all else is not always equal (e.g., binary event risk and other factors can have a significant effect on valuation) but, on balance, projected growth rates suggest to us that the biotechnology sector should remain an attractive area for investment.

For some years, I have noted that regulatory affairs present a significant risk to healthcare and biotechnology related investment. This remains the case. After all, it is the (important) job of the FDA and other regulatory agencies to make sure that only safe and effective drug and device products are approved for marketing. Thorough examination of drug approval submissions is complicated and takes a long time. However, it appears to us that, without losing any focus on public safety, the FDA has recently become more accommodative. In the last year or two, the FDA has approved more drugs than it had in previous years. Part of this increase may be tied to the general maturation of the biotechnology industry (i.e., sponsoring companies may be submitting higher quality submissions) or to a larger number of higher quality products, but it appears to us that communications between sponsors and the FDA are improving as well. Hopefully, high quality submissions and improved communication will result in continued high rates of drug approvals.

Sector sentiment is difficult to measure. When a sector performs well it is generally thought to be in favor. On this basis, there is little doubt that healthcare/biotechnology has been "in favor" during the twelve months ending September 30, 2013. However, such past sentiment is less important to us than our judgment about current sentiment. Our view is that when sentiment in our sector is high, incrementally more generalist investors will buy stocks in our sector and that such buying will increase valuations. We are unaware of objective measures of sentiment so we use indirect measurements to assess investor favorability. These indirect measurements include, among other things, fund flows, trading volume, ownership and participation in financings within our sector. In general, these parameters are encouraging to us as is the recent spate of successful biotechnology related IPOs.

In our most recent semiannual letter we noted that the NBI had reached an all time high. We also noted that Price/Earnings (P/E) ratio of the larger capitalization biotech companies had increased to about 20-25, approximately double the lows of recent years. Finally, we noted that even with the increases, valuations generally remained at a significant discount to the P/E multiples achieved in the early/mid 2000s.

Since the time of the semiannual letter, this trend has continued. In general, P/E levels for the larger capitalization companies in the index have increased, as have growth adjusted valuations (i.e., P/E divided by growth or PEG values). This makes us a bit more cautious about the future. Specifically, on an absolute basis, we feel that some biotechnology companies have probably reached a fair value. Independent of macroeconomic factors, we would not rule out (and we might even anticipate) a pullback of the biotechnology group in the short term. On the other hand, relative to most other market sectors or to the broad market itself, we are much more sanguine about the healthcare/biotechnology sector. We think that this sector has a real future. Many new and differentiated products are being developed and will be marketed to a population that is growing in size and for which we anticipate attractive reimbursement. In the intermediate term and longer, this seems to us like a sector that should do relatively well.

Since our semi-annual letter, there have been a number of important M&A, commercial launch and clinical data events in our sector. Regarding M&A's, we note Amgen, Inc.'s acquisition of Onyx Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc.'s purchase of Trius Therapeutics, Inc. and Optimer Pharmaceuticals, Allergan's merger with Mapp Pharmaceuticals, Inc., Acatvis, Inc.'s purchase of Warner Chilcott and Perrigo Company's announcement of its intention to purchase Elan Corporation plc. Drug launches for Tecfidera (Biogen Idec Inc.), Gattex (NPS), Juxtapid (Aegerion) and PROCYSBI (Raptor Pharmaceuticals Corp.) have generally exceeded our initial expectations. There also has been strong and relatively late stage clinical data events in pancreatic cancer (Celgene Corporation and Incyte Corporation), multiple myeloma (Celgene), DME (Regeneron Pharmaceuticals, Inc.), major depression (Alkermes Pharmaceuticals, Inc.), oncology immunotherapy (Bristol-Meyers Squibb and Merck) and cystic fibrosis (Vertex Pharmaceuticals, Inc.). This is in contrast to some notable clinical trial / regulatory negatives such as the failure of Drisapersen in Duchenne's muscular dystrophy (Prosensa Holding N.V.) and the FDA's rejection of Tivozanib in renal cell carcinoma (AVEO). Note that Amgen, Onyx, Allergan, Actavis, Warner Chilcott, Perrigo, Elan, Biogen Idec, Celgene, Incyte, Regeneron, Alkermes, Merck and Vertex are or have all been Fund investments.

Investment Changes

During the twelve month period ended September 30, 2013, within the public portfolio, the Fund established positions in several companies including Actavis, BioMarin, Onyx, Forest Laboratories, Inc., Infinity Pharmaceuticals, Inc., Sagent Pharmaceuticals, Inc., and Avanir Pharmaceuticals, Inc. During the same twelve month period, the Fund exited its position in several companies including VIVUS, Inc., Cerner Corporation, Netkar Therapeutics, Watson Pharmaceuticals, Inc., Thermo Fisher Scientific, Inc., Jazz Pharmaceuticals plc, Covance and NPS. The Fund wrote off Medwave, Inc.

During the same twelve month period, within the venture portfolio, the Fund established positions in two new companies AlterG, Inc. and Insightra Medical, Inc. In addition, the Fund made follow-on investments in Neurovance, Inc., Palyon Medical Corporation and Euthymics Biosciences, Inc., CardioKinetix, Inc., Labcyte, Inc. and Veniti, Inc.,

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

(Excludes Short-Term Investments)

As of September 30, 2013

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	9.5%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	8.1%
Celgene Corporation Biotechnologies/Biopharmaceuticals	7.9%
Amgen, Inc. Biotechnologies/Biopharmaceuticals	4.7%
Biogen Idec, Inc. Biotechnologies/Biopharmaceuticals	4.6%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.4%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	3.8%
Puma Biotechnology, Inc. Biotechnologies/Biopharmaceuticals	2.5%
Perrigo Company Generic Pharmaceuticals	2.4%
Aetna, Inc. Healthcare Services	2.3%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2013

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

	CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS - 5.8% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 5.7%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.3%
7,399,474	Celladon Corporation Series A-1	$6,467,140
3,696,765	EBI Life Sciences, Inc. Series A (c)	18,854
4,118,954	Euthymics Biosciences, Inc. Series A (c)	1,582,914
358,852	MacroGenics, Inc. Series D	234,007
3,696,765	Neurovance, Inc. Series A (c)	287,608
9,955,096	Neurovance, Inc. Series A-1 (c)	774,507
		9,365,030
	Healthcare Services - 0.9%
5,384,615	PHT Corporation Series D (c)	4,200,000
1,204,495	PHT Corporation Series E (c)	1,866,606
149,183	PHT Corporation Series F (c)	395,529
		6,462,135
	Medical Devices and Diagnostics - 3.5%
3,364,723	AlterG, Inc. Series C	1,379,536
114,158	CardioKinetix, Inc. Series C (c)	1,606,089
205,167	CardioKinetix, Inc. Series D (c)	781,071
632,211	CardioKinetix, Inc. Series E (c)	1,799,905
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (c) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 6/03/20) (c) (d)	0
3,109,861	Dynex Technologies, Inc. Series A (c)	923,629
142,210	Dynex Technologies, Inc. warrants (expiration 4/01/19) (c)	0
11,335	Dynex Technologies, Inc. warrants (expiration 5/06/19) (c)	0
4,499,218	IlluminOss Medical, Inc. Series C-1 (c)	1,725,000
8,150,248	Insightra Medical, Inc Series C (c)	3,450,000
3,669,024	Labcyte, Inc. Series C	2,615,647
160,767	Labcyte, Inc. Series D	133,372
3,109,861	Magellan Diagnostics, Inc. Series A (c)	2,131,188
142,210	Magellan Diagnostics, Inc. warrants (expiration 4/01/19) (c)	0
11,335	Magellan Diagnostics, Inc. warrants (expiration 5/06/19) (c)	0
18,530,887	Palyon Medical Corporation Series A (c)	18,531
27,100,879	Palyon Medical Corporation Series B (c)	1,880,801
N/A	Palyon Medical Corporation warrants (expiration 4/26/19) (c) (d)	0

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
65,217	TherOx, Inc. Series H	$652
149,469	TherOx, Inc. Series I	1,495
4,720,000	Tibion Corporation Series B	387,040
N/A	Tibion Corporation warrants (expiration 07/12/17) (d)	0
N/A	Tibion Corporation warrants (expiration 10/30/17) (d)	0
N/A	Tibion Corporation warrants (expiration 11/28/17) (d)	0
3,750,143	Veniti, Inc. Series A (c)	3,432,506
1,881,048	Veniti, Inc. Series B (c)	1,721,723
		23,988,185
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS	39,815,350
PRINCIPAL AMOUNT	Non-Convertible Notes (Restricted) (a) (b) - 0.1%
	Medical Devices and Diagnostics - 0.1%
$40,596	Tibion Corporation Non-Cvt. Promissory Note, 0.00% due 12/31/18	40,596
342,899	Tibion Corporation Non-Cvt. Promissory Note, 0.00% due 12/31/18	342,899
	TOTAL NON-CONVERTIBLE NOTES	383,495
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE SECURITIES AND WARRANTS (Cost $46,209,433)	40,198,845
	COMMON STOCKS AND WARRANTS - 90.4%
SHARES	Biotechnologies/Biopharmaceuticals - 59.6%
78,335	Acorda Therapeutics, Inc. (b)	2,685,324
259,405	Alexion Pharmaceuticals, Inc. (b)	30,132,485
135,947	Alkermes plc (b)	4,570,538
166,577	Allergan, Inc.	15,066,890
902,542	Amarin Corporation plc (b) (e)	5,704,065
286,769	Amgen, Inc.	32,100,922
5,910,745	Antisoma plc (b) (f)	150,757
284,946	ARIAD Pharmaceuticals, Inc. (b)	5,243,006
77,675	Baxter International Inc.	5,102,471
132,195	Biogen Idec, Inc. (b)	31,827,268
159,370	BioMarin Pharmaceutical Inc. (b)	11,509,701

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
353,091	Celgene Corporation (b)	$54,351,298
173,021	Ceres, Inc. (b)	257,801
2,723	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	0
150,858	Cubist Pharmaceuticals, Inc. (b)	9,587,026
242,500	Elan Corporation plc (b) (e)	3,778,150
1,039,942	Gilead Sciences, Inc. (b)	65,349,955
242,123	Infinity Pharmaceuticals, Inc. (b)	4,225,046
493,171	Neurocrine Biosciences, Inc. (b)	5,582,696
85,819	Onyx Pharmaceuticals, Inc. (b)	10,699,055
316,584	Puma Biotechnology, Inc. (b)	16,987,897
112,925	Questcor Pharmaceuticals, Inc.	6,549,650
178,740	Regeneron Pharmaceuticals, Inc. (b)	55,922,384
610,595	Verastem, Inc. (b)	7,595,802
346,735	Vertex Pharmaceuticals, Inc. (b)	26,289,448
		411,269,635
	Drug Delivery - 0.8%
6,661,406	A.P. Pharma, Inc. (b)	2,231,571
4,600,000	A.P. Pharma, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	621,000
1,023,650	IntelliPharmaCeutics International, Inc. (b) (c)	2,006,354
460,200	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	381,966
		5,240,891
	Drug Discovery Technologies - 1.3%
244,312	Incyte Corporation (b)	9,320,502
70	Zyomyx, Inc. (Restricted) (a) (b)	18
		9,320,520
	Generic Pharmaceuticals - 10.0%
63,135	Actavis, Inc. (b)	9,091,440
609,310	Akorn, Inc. (b)	11,991,221
245,214	Impax Laboratories, Inc. (b)	5,029,339
340,293	Mylan, Inc. (b)	12,988,984
136,379	Perrigo Company	16,826,441
187,611	Sagent Pharmaceuticals, Inc. (b)	3,827,265
239,358	Teva Pharmaceutical Industries Ltd. (e)	9,042,945
		68,797,635
	Healthcare Services - 4.8%
246,841	Aetna, Inc.	15,802,761
53,694	CVS Caremark Corporation	3,047,134
222,222	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	1,166,665

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

SHARES	Healthcare Services - continued	VALUE
56,862	McKesson Corporation	$7,295,395
82,436	UnitedHealth Group, Inc.	5,903,242
		33,215,197
	Medical Devices and Diagnostics - 4.7%
505,041	Accuray, Inc. (b)	3,732,253
369,553	Alere, Inc. (b)	11,297,235
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	105,916
409,507	Hologic, Inc. (b)	8,456,320
52,231	iCAD, Inc. (b)	275,257
38,597	IDEXX Laboratories, Inc. (b)	3,846,191
55,987	Illumina, Inc. (b)	4,525,429
208	Songbird Hearing, Inc. (Restricted) (a) (b)	139
		32,238,740
	Pharmaceuticals - 9.2%
672,000	Avanir Pharmaceuticals, Inc. (b)	2,849,280
84,442	Endo Health Solutions Inc. (b)	3,837,044
146,500	Forest Laboratories, Inc. (b)	6,268,735
535,266	Ironwood Pharmaceuticals, Inc. (b)	6,342,902
63,500	Medivation, Inc. (b)	3,806,190
296,620	Merck & Co., Inc.	14,122,078
107,429	Shire plc (e)	12,879,663
598,482	Warner Chilcott plc	13,675,314
		63,781,206
	TOTAL COMMON STOCKS AND WARRANTS (Cost $357,867,365)	623,863,824
	EXCHANGE TRADED FUND - 2.1%
69,018	iShares Nasdaq Biotechnology ETF	14,466,173
	TOTAL EXCHANGE TRADED FUND (Cost $13,553,725)	14,466,173

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 0.8%	VALUE
$5,505,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $5,505,000, 0.00%, dated 09/30/13, due 10/01/13 (collateralized by U.S. Treasury Note 0.250%, due 03/31/14, market value $5,620,042)	$5,505,000
	TOTAL SHORT-TERM INVESTMENT (Cost $5,505,000)	5,505,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 99.1% (Cost $423,135,523)	684,033,842
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 0.9%
	Biotechnologies/Biopharmaceuticals - 0.9%
1	Targegen Milestone Interest	6,175,276
	Medical Devices and Diagnostics - 0.0%
1	Xoft Milestone Interest	15,384
	TOTAL MILESTONE INTERESTS (Cost $5,035,687)	6,190,660
	TOTAL INVESTMENTS - 100.0% (Cost $428,171,210)	690,224,502
	OTHER LIABILITIES IN EXCESS OF ASSETS - 0.0%	(119,819)
	NET ASSETS - 100%	$690,104,683

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $30,984,781).

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Foreign security.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

Other Information

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 to value the Fund's net assets. For the year ended September 30, 2013, there were no transfers between levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals			$9,365,030	$9,365,030
Healthcare Services			6,462,135	6,462,135
Medical Devices and Diagnostics			24,371,680	24,371,680
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$411,269,635		0	411,269,635
Drug Delivery	4,237,925		1,002,966	5,240,891
Drug Discovery Technologies	9,320,502		18	9,320,520
Generic Pharmaceuticals	68,797,635		—	68,797,635
Healthcare Services	32,048,532		1,166,665	33,215,197
Medical Devices and Diagnostics	32,132,685		106,055	32,238,740
Pharmaceuticals	63,781,206		—	63,781,206
Exchange Traded Fund	14,466,173		—	14,466,173
Short-term Investment	—	$5,505,000	—	5,505,000
Milestone Interest
Biotechnologies/Biopharmaceuticals	—	—	6,175,276	6,175,276
Medical Devices and Diagnostics	—	—	15,384	15,384
Other Assets	—	—	482,182	482,182
Total	$636,054,293	$5,505,000	$49,147,391	$690,706,684

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2012	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of September 30, 2013
Convertible and Non-Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$7,610,613	$594,952	$1,162,347	($2,882)	—	$9,365,030
Healthcare Services	7,546,888	(1,084,753)	—	—	—	6,462,135
Medical Devices and Diagnostics	16,352,410	(88,142)	10,064,542	(1,957,130)	—	24,371,680
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	1,198	(1,198)	—	—	—	0
Drug Delivery	2,226,632	(1,223,666)	—	—	—	1,002,966
Drug Discovery Technologies	18	—	—	—	—	18
Healthcare Services	2,499,997	706,455	964,944	(3,004,731)	—	1,166,665
Medical Devices and Diagnostics	112,238	1,894	—	(8,077)	—	106,055
Milestone Interests
Biotechnologies/ Biopharmaceuticals	5,312,778	862,498	—	—	—	6,175,276
Medical Devices and Diagnostics	3,413,953	1,573,038	655	(4,972,262)	—	15,384
Other Assets	1,811,743	—	1,038,262	(2,367,823)	—	482,182
Total	$46,888,468	$1,341,078	$13,230,750	($12,312,905)	—	$49,147,391
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2013						($1,496,468)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

(continued)

Other Information, continued

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of level 3 assets.

	Fair Value at 9/30/2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$1,108,882	Public market price	None	N/A
	24,122,934	Capital asset pricing model	Discount rate	12%-37% (16.97%)
			Price to sales multiple	0.2-16.8 (2.76)
			Revenue growth rate	10%-300% (52.75%)
	16,238,034	Independent valuation	Discount rate	20%
	7,677,541	Probability adjusted value	Probability of events	5%-98.75% (32.84%)
			Timing of events	0-5.25 (2.5) years
$49,147,391

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

ASSETS:
Investments in unaffiliated issuers, at value (cost $388,328,295)	$653,049,061
Investments in affiliated issuers, at value (cost $34,807,228)	30,984,781
Milestone interests, at value (cost $5,035,687)	6,190,660
Total Investments	690,224,502
Cash	882
Dividends receivable	188,923
Prepaid expenses	77,048
Other assets (see Note 1)	482,182
Total assets	690,973,537
LIABILITIES:
Accrued advisory fee	543,453
Accrued shareholder reporting fees	55,332
Accrued trustee fees	1,489
Accrued other	268,580
Total liabilities	868,854
NET ASSETS	$690,104,683
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 27,714,282 shares issued and outstanding	$415,997,832
Accumulated net realized gain on investments, milestone interests and options	12,053,559
Net unrealized gain on investments and milestone interests	262,053,292
Total net assets (equivalent to $24.90 per share based on 27,714,282 shares outstanding)	$690,104,683

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

INVESTMENT INCOME:
Dividend income (net of foreign tax of $41,585)	$1,894,480
Interest income	17,857
Interest income from affiliates	44,129
Total investment income	1,956,466
EXPENSES:
Advisory fees	5,831,878
Legal fees	422,835
Administration and auditing fees	247,308
Trustees' fees and expenses	155,199
Shareholder reporting	135,859
Custodian fees	117,220
Transfer agent fees	56,507
Other (see Note 2)	266,133
Total expenses	7,232,939
Net investment loss	(5,276,473)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	53,887,616
Closed or expired option contracts written	458,769
Net realized gain	54,346,385
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	155,207,216
Investments in affiliated issuers	(2,740,758)
Milestone interests	(1,455,695)
Change in unrealized appreciation (depreciation)	151,010,763
Net realized and unrealized gain (loss)	205,357,148
Net increase in net assets resulting from operations	$200,080,675

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2013	Year ended September 30, 2012
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($5,276,473)	($1,264,530)
Net realized gain	54,346,385	39,417,060
Change in net unrealized appreciation	151,010,763	119,691,381
Net increase in net assets resulting from operations	200,080,675	157,843,911
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(43,533,754)	(34,318,128)
Total distributions	(43,533,754)	(34,318,128)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (0 and 721,675 shares, respectively) (see Note 1)	—	(9,947,204)
Reinvestment of distributions (1,128,534 and 1,107,176 shares, respectively)	23,164,699	17,886,257
Total capital share transactions	23,164,699	7,939,053
Net increase in net assets	179,711,620	131,464,836
NET ASSETS:
Beginning of year	510,393,063	378,928,227
End of year	$690,104,683	$510,393,063

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($197,378,857)
Purchases to close option contracts written	(27,130)
Net maturities of short-term investments	8,145,020
Sales of portfolio securities	212,749,169
Proceeds from option contracts written	560,238
Interest income received	90,383
Dividend income received	1,909,551
Other operating receipts (expenses paid)	(5,678,807)
Net cash provided from operating activities	20,369,567
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(20,369,055)
Net cash used for financing activities	(20,369,055)
NET INCREASE IN CASH	512
CASH AT BEGINNING OF YEAR	370
CASH AT END OF YEAR	$882
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$200,080,675
Purchases of portfolio securities	(197,378,857)
Purchases to close option contracts written	(27,130)
Net maturities of short-term investments	8,145,020
Sales of portfolio securities	212,749,169
Proceeds from option contracts written	560,238
Accretion of discount	(2,020)
Net realized gain on investments and options	(54,346,385)
Increase in net unrealized appreciation (depreciation) on investments	(151,010,763)
Decrease in dividends and interest receivable	45,488
Increase in accrued expenses	221,982
Decrease in prepaid expenses and other assets	1,332,150
Net cash provided from operating activities	$20,369,567

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $23,164,699.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2013	2012		2011		2010		2009
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, Beginning of year	$19.20	$14.46		$14.47		$14.05		$16.58
Net investment loss (1)	(0.20)	(0.05	)(2)	(0.16	)(3)	(0.07	)(4)	(0.17)
Net realized and unrealized gain (loss)	7.51	6.07		1.40		0.81		(1.51)
Total increase (decrease) from investment operations	7.31	6.02		1.24		0.74		(1.68)
Distributions to shareholders from:
Net realized capital gains	(1.61)	(1.32)		(1.26)		(0.37)		(0.12)
Return of capital (tax basis)	—	—		—		—		(0.73)
Total distributions	(1.61)	(1.32)		(1.26)		(0.37)		(0.85)
Increase resulting from shares repurchased (1)	—	0.04		0.01		0.05		—
Net asset value per share, end of year	$24.90	$19.20		$14.46		$14.47		$14.05
Per share market value, end of year	$23.97	$18.36		$13.15		$12.08		$11.32
Total investment return at market value	41.12%	51.43%		18.90%		10.04%		(10.33%)
RATIOS
Expenses to average net assets	1.26%	1.42%		1.47%		1.44%		1.52%
Net investment loss to average net assets	(0.92%)	(0.28	%)(2)	(1.00	%)(3)	(0.45	%)(4)	(1.30%)
SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$690	$510		$379		$365		$356
Portfolio turnover rate	35.41%	86.28%		93.75%		48.68%		66.34%

(1) Computed using average shares outstanding.

(2) Includes special dividends from four issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.05%).

(3) Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.11%).

(4) Includes a special dividend from an issuer in the amount of $0.05 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.83%).

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(1)  Organization and Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and the Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser) to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after September 30, 2013, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

Transactions in call options written for the year ended September 30, 2013 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2012	—	$—
Options written	4,738	560,238
Options terminated in closing purchase transactions	(172)	(130,030)
Options exercised	(2,994)	(74,339)
Options expired	(1,572)	(355,869)
Options outstanding, September 30, 2013	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund held no open options written contracts at September 30, 2013.		Net realized gain on investments in unaffiliated issuers	$0
		Net realized gain on closed or expired option contracts written	$458,769
		Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	$0
		Change in unrealized appreciation (depreciation) on option contracts written	$0

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of two private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale. The contractual obligations with respect to the Xoft Milestone Interest provide for a payment based upon the cumulative net revenue of certain of the company's products over a three-year period following the sale.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2013:

Statement of Assets and Liabilities, Milestone interests, at value	$6,190,660
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interests	$1,154,973
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	($1,455,695)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2013 totaled $197,167,043 and $211,380,967, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions at a rate of 1.25% of the Fund's net assets. The Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at a rate of 2% of the Fund's net assets. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2013, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2013. Prior to this renewal, in March 2012, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2013, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2012, the Fund repurchased 721,675 shares at a total cost of $9,947,204. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 8.88%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2013, the Fund reclassified $5,506,093 from accumulated net realized gain on investment and $5,276,473 from undistributed net investment loss to paid in capital, to adjust for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2013 were as follows:

Cost of investments for tax purposes	$427,279,898
Gross tax unrealized appreciation	$293,320,271
Gross tax unrealized depreciation	($30,375,667)
Net tax unrealized appreciation on investments	$262,944,604
Undistributed long-term capital gains	$11,162,247

The Fund has designated the distributions for its taxable years ended September 30, 2013 and 2012 as follows:

Distributions paid from:	2013	2012
Ordinary income (includes short-term capital gain)	$14,161,572	$26,809,972
Long-term capital gain	$29,372,182	$7,508,156

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at September 30, 2013.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2013, these payments amounted to $101,834 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2013 were as follows:

Issuer	Value on September 30, 2012	Purchases	Sales	Income	Value on September 30, 2013
CardioKinetix, Inc.	$2,345,759	$649,919	$16		$4,187,065
Dynex Technologies, Inc.	559,775	—	—		923,629
EBI Life Sciences, Inc.	16,266	—	—		18,854
Euthymics Biosciences, Inc.	3,750,368	387,449	2,882		1,582,914
IlluminOss Medical, Inc.	1,725,000	938	—		1,725,000
Insightra Medical, Inc.	—	3,457,241	—	—	3,450,000
IntelliPharmaCeutics International, Inc.	3,604,782	—	—		2,388,320
Magellan Diagnostics, Inc.	2,131,188	—	—		2,131,188
Neurovance, Inc.	287,608	774,898	—		1,062,115
Palyon Medical Corporation	2,631,361	1,886,947	738,244	$44,129	1,899,332
PHT Corporation	7,546,888	—	—	—	6,462,135
Veniti, Inc.	3,267,875	1,722,928	—	—	5,154,229
	$27,866,870	$8,880,320	$741,142	$44,129	$30,984,781

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 7% of the Fund's net assets at September 30, 2013.

At September 30, 2013, the Fund had commitments of $2,975,576 relating to additional investments in three private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2013. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
A.P. Pharma, Inc. Warrants (expiration 7/01/16)	6/30/11	$1,236	$0.14	$621,000
AlterG, Inc. Series C	4/12/13	2,053,706	0.41	1,379,536
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	2,379,165	14.07	1,606,089
Series D Cvt. Pfd.	12/10/10	785,619	3.81	781,071
Series E Cvt. Pfd.	9/14/11	1,803,981	2.85	1,799,905
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00	0
Celladon Corporation
Series A-1 Cvt. Pfd.	1/27/12	3,334,159	0.87	6,467,140
Cercacor Laboratories, Inc. Common	3/31/98	0	0.67	105,916
Ceres, Inc.
Warrants (expiration 9/05/15)	9/05/07	28	0.00	0

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/03/2012††	$287,751	$0.30		$923,629
Warrants (expiration 4/01/19)	1/03/2012††	86	0.00		0
Warrants (expiration 5/06/19)	1/03/2012††	7	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	19,566	0.00	†	18,854
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 5/21/12	3,792,632	0.38		1,582,914
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd.	9/26/12	1,725,938	0.38		1,725,000
InnovaCare Health, Inc. Common	12/21/12††	964,944	5.25		1,166,665
Insightra Medical, Inc. Series C Cvt. Pfd.	4/29/13	3,457,241	0.42		3,450,000
IntelliPharmaCeutics International, Inc.
Warrants (expiration 2/01/16)	1/31/11	165	0.83		381,966
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,925,938	0.71		2,615,647
Series D Cvt. Pfd.	12/21/12	102,912	0.83		133,372
MacroGenics, Inc. Series D Cvt. Pfd.	9/04/08	1,318,295	0.65		234,007
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,762,968	0.69		2,131,188
Warrants (expiration 4/01/19)	4/03/09	515	0.00		0
Warrants (expiration 5/06/19)	5/12/09	41	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	291,587	0.08		287,608
Series A-1 Cvt. Pfd.	10/11/12	774,898	0.08		774,507
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,975,796	0.00	†	18,531
Series B Cvt. Pfd.	6/28/13	1,884,792	0.07		1,880,801
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,206,263	0.78		4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/19/04	941,783	1.55		1,866,606
Series F Cvt. Pfd.	7/21/08	122,594	2.65		395,529
Songbird Hearing, Inc. Common	12/14/00	3,004,861	0.67		139
Targegen Milestone Interest	7/20/10	4,192,557	6,175,276		6,175,276
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00, 8/21/07	3,002,748	0.01		652
Series I Cvt. Pfd.	7/08/05	579,958	0.01		1,495
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	1,301,597	0.08		387,040
Warrants (expiration 7/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Non-Cvt. Promissory Note	4/12/13	40,596	100.00		40,596
Non-Cvt. Promissory Note	7/12/12	343,974	100.00		342,899
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	3,269,045	0.92		3,432,506
Series B Cvt. Pfd.	5/24/13	1,722,928	0.92		1,721,723
Xoft Milestone Interest	1/05/11	843,130	15,384		15,384
Zyomyx, Inc. Common	2/19/99 - 1/12/04	3,902,233	0.25		18
		$59,118,587			$48,665,209

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

†  Carrying value per unit is greater than $0.00 but less than $0.01.

††  Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of H&Q Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2013, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 25, 2013

H&Q HEALTHCARE INVESTORS

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012); Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (since 2009).	2
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (since 2004). Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	2
Oleg M. Pohotsky 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (since 2009); Director, Avangard Investment Holdings (since 2011).	2
William S. Reardon, CPA 6/1946	Trustee (since 2010)	Independent Consultant (since 2012); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	2

H&Q HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2006)	Independent Consultant, Deutsche Bank (since 2004); Director, Bald Peak Land Company, Inc. (since 2008); Trustee, Massachusetts Hospital School (1997-2008).	2
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2001); Trustee (Since 2003)	President of the Fund and H&Q Life Sciences Investors (HQL) (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (since 2012); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss Medical, Inc. (since 2012).	2

1  The Address for each Trustee is: H&Q Healthcare Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

H&Q HEALTHCARE INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)

President of the Fund and HQL (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (since 2012); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss Medical, Inc. (since 2012).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)

Chief Compliance Officer, Secretary and Treasurer, the Fund and HQL (Since 2009); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: H&Q Healthcare Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109.

H&Q HEALTHCARE INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of June 26, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (SEC) rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 7, 2013. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Michael W. Bonney	23,579,942	530,787
Oleg M. Pohotsky	23,517,634	593,096
William S. Reardon	23,575,249	535,481

Michael W. Bonney, Oleg M. Pohotsky and William S. Reardon were elected to serve until the 2016 Annual Meeting.

Trustees serving until the 2014 Annual Meeting are Rakesh K. Jain and Lucinda H. Stebbins, CPA.

Trustees serving until the 2015 Annual Meeting are Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2013 by the following votes:

For	Against	Abstain
23,637,669	220,240	252,820

H&Q HEALTHCARE INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2013. In February 2014, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 13.63% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the year ended September 30, 2013.

Under Section 854(b)(2) of the Code, the Fund designated $1,936,065 as qualified dividends for the year ended September 30, 2013.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2013, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2013.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

1-800-451-2597

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $95,000 for the fiscal year ended September 30, 2013 and $107,020 for the fiscal year ended September 30, 2012.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,650 for the fiscal year ended September 30, 2013 and $4,650 for the fiscal year ended September 30, 2012.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of November 30, 2013, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Life Sciences Investors (“HQL”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant and HQL.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$303 million	0	0	0	0
Christopher F. Brinzey	1	$303 million	0	0	0	0
Frank T. Gentile	1	$303 million	0	0	0	0
Jason C. Akus	1	$303 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQL, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2013, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the NASDAQ Biotechnology Index, the S&P 500 Index and certain private venture capital based performance indices during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2013, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$500,001-$1,000,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2012 - Oct. 31, 2012)
Month #2 (Nov. 1, 2012 – Nov. 30, 2012)
Month #3 (Dec. 1, 2012 – Dec. 31, 2012)
Month #4 (Jan. 1, 2013 – Jan. 31, 2013)
Month #5 (Feb. 1, 2013 – Feb. 28, 2013)
Month #6 (Mar. 1, 2013 – Mar. 31, 2013)
Month #7 (Apri. 1, 2013 – Apri. 30, 2013)
Month #8 (May 1, 2013 – May 31, 2013)
Month #9 (June 1, 2013 – June 30, 2013)
Month #10 (Jul. 1, 2013 – Jul. 31, 2013)
Month #11 (Aug. 1, 2013 – Aug. 31, 2013)
Month #12 (Sep. 1, 2013 – Sep. 30, 2013)
Total

(1)   In March 2013, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/05/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/05/13

* Print the name and title of each signing officer under his or her signature.